NUVEEN TRADEWINDS GLOBAL FLEXIBLE ALLOCATION FUND

SUPPLEMENT DATED MAY 29, 2012

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2011,

AS SUPPLEMENTED APRIL 2, 2012

Nuveen Tradewinds Global Flexible Allocation Fund will be liquidated after the close of business on June 27, 2012.

Effective immediately, the fund will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold fund shares as of today may continue to purchase fund shares until June 22, 2012. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation. After the close of business on June 27, 2012, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-TWGFAS-0512P